UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 9, 2022
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Evolent Health, Inc. held its 2022 annual meeting of stockholders on June 9, 2022. At the 2022 annual meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2022 annual meeting filed with the Securities and Exchange Commission on April 29, 2022.

(b) The final voting results with respect to each proposal voted upon at the 2022 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected each of the seven Class I and Class III director nominees named in the proxy statement to the Board of Directors for a one-year term expiring at the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, as set forth below:

	For	Against	Abstentions	Broker Non-Votes
Seth Blackley	76,878,128	3,449,467	44,211	3,284,716
David Farner	73,039,346	6,660,219	672,241	3,284,716
Peter Grua	79,643,956	683,639	44,211	3,284,716
Craig Barbarosh	75,885,686	3,814,685	671,435	3,284,716
Kim Keck	75,734,162	3,966,209	671,435	3,284,716
Cheryl Scott	76,459,032	3,868,563	44,211	3,284,716
Frank Williams	75,386,739	4,940,856	44,211	3,284,716

Proposal 2

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, as set forth below:

For	Against	Abstentions
83,603,510	30,952	22,060

Proposal 3

The Company’s stockholders approved the compensation of our named executive officers for 2021 on an advisory basis, as set forth below:

For	Against	Abstentions	Broker Non-Votes
77,483,402	2,838,763	49,641	3,284,716

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: June 9, 2022	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary
(Duly Authorized Officer)